Exhibit 99.1

SYKES ENTERPRISES, INCORPORATED ANNOUNCES BOARD

TRANSITION WITH APPOINTMENT OF JAMES S. MACLEOD AS CHAIRMAN

TAMPA, FL – May 18, 2016 - Sykes Enterprises, Incorporated (“SYKES” or the “Company”) (NASDAQ: SYKE), a global business process outsourcing (BPO) leader in providing comprehensive inbound customer engagement services to Global 2000 companies, announced today that it has appointed James S. MacLeod, board director at SYKES since 2005, as its next non-executive Chairman. Paul L. Whiting, who has been Chairman since 2004, will transition from his current position as non-executive Chairman effective May 18, 2016 and will continue as a director of the Company.

“I speak on behalf of the Board when I thank Jim and Paul for their service and valuable perspectives on the board. The shifting of board level responsibilities is part of an orderly change in the ordinary course of corporate leadership. I welcome this transition as it showcases the depth of talent present on our board,” commented Lt. General DeLong, Head of the Nominating and Corporate Governance Committee. President and CEO Chuck Sykes commented, “We are pleased that Paul will remain on the board and serve as the next Chairman of the Compensation Committee, and Jim’s experiences as the current Chairman of the Compensation Committee and participation on other board committees will help him in his capacity as our next non-executive Chairman.”

MacLeod was elected to the Board of Directors in May 2005 and has been Chairman of the Compensation Committee and is a member of the Audit and Finance Committees. He has extensive experience in the financial services industry, SYKES’ second largest vertical and one of its fastest growing. MacLeod has been in various strategic and operational roles throughout his career, including as President of CoastalStates Bank in Hilton Head Island, South Carolina, since February 2004. He also serves as Senior Managing Director and CEO of Homeowners Mortgage Enterprises, Inc., a subsidiary of CoastalStates Bank. Additionally, MacLeod is a trustee of the Allianz GI Funds and serves as Chairman of their Governance Committee.

Commented MacLeod, “It is a great privilege to represent this excellent organization in my new role. I will continue to devote my efforts on behalf of our shareholders and am committed to the same independence that has characterized this board. SYKES has made significant strides over the last decade, and I look forward to working with the Board and the Company in building on those achievements and unlocking value for our shareholders. My thanks to Paul for his leadership over the years, and I look forward to continuing our relationship.”

“It has been an amazing experience to witness the evolution of SYKES to a point where it is now positioned as one of the industry leaders. I want to thank the Board and the Company’s shareholders – past and present – for giving me this opportunity. With a decade-plus as Chairman, the time has come to handover the responsibility of chairmanship to another very capable person to oversee the Company’s next phase of development. I have great confidence in the Company’s leadership and its ability to continue to execute against their business strategy,” said Whiting.

About Sykes Enterprises, Incorporated

SYKES is a global business process outsourcing (BPO) leader in providing comprehensive inbound customer engagement services to Global 2000 companies, primarily in the communications, financial services, healthcare, technology, transportation and retail industries. SYKES’ differentiated end-to-end service platform effectively engages consumers at every touch point in their customer lifecycle, starting from digital marketing and acquisition to customer support, technical support, up-sell/cross-sell and retention. Headquartered in Tampa, Florida, with customer contact engagement centers throughout the world, SYKES provides its services through multiple communication channels encompassing phone, e-mail, web, chat, social media and digital self-service. Utilizing its integrated onshore/offshore and virtual at-home agent delivery models, SYKES serves its clients through two geographic operating segments: the Americas (United States, Canada, Latin America, India and the Asia Pacific region) and EMEA (Europe, Middle East and Africa). SYKES also provides various enterprise support services in the Americas and fulfillment services in EMEA, which include order processing, inventory control, product delivery and product returns handling. For additional information please visit www.sykes.com.

Forward-Looking Statements

This press release may contain “forward-looking statements,” including SYKES’ estimates of future business outlook, prospects or financial results, statements regarding SYKES’ objectives, expectations, intentions, beliefs or strategies, or statements containing words such as “believe,” “estimate,” “project,” “expect,” “intend,” “may,” “anticipate,” “plans,” “seeks,” “implies,” or similar expressions. It is important to note that SYKES’ actual results could differ materially from those in such forward-looking statements, and undue reliance should not be placed on such statements. Among the important factors that could cause such actual results to differ materially are (i) the impact of economic recessions in the U.S. and other parts of the world, (ii) fluctuations in global business conditions and the global economy, ability of maintaining margins offshore (iii) SYKES’ ability to continue the growth of its support service revenues through additional technical and customer contact centers, (iv) currency fluctuations, (v) the timing of significant orders for SYKES’ products and services, (vi) loss or addition of significant clients, (vii) the early termination of contracts by clients, (viii) SYKES’ ability to recognize deferred revenue through delivery of products or satisfactory performance of services, (ix) construction delays of new or expansion of existing customer support centers, (x) difficulties or delays in implementing SYKES’ bundled service offerings, (xi) failure to achieve sales, marketing and other objectives, (xii) variations in the terms and the elements of services offered under SYKES’ standardized contract including those for future bundled service offerings, (xiii) changes in applicable accounting principles or interpretations of such principles, (xiv) delays in the Company’s ability to develop new products and services and market acceptance of new products and services, (xv) rapid technological change, (xvi) political and country-specific risks inherent in conducting business abroad, (xvii) SYKES’ ability to attract and retain key management personnel, (xviii) SYKES’ ability to further penetrate into vertically integrated markets, (xix) SYKES’ ability to expand its global presence through strategic alliances and selective acquisitions, (xx) SYKES’ ability to continue to establish a competitive advantage through sophisticated technological capabilities, (xxi) the ultimate outcome of any lawsuits or penalties (regulatory or otherwise), (xxii) SYKES’ dependence on trends toward outsourcing, (xxiii) risk of interruption of technical and customer contact management center operations due to such factors as fire, earthquakes, inclement weather and other disasters, power failures, telecommunications failures, unauthorized intrusions, computer viruses and other emergencies, (xxiv) the existence of substantial competition, (xxv) the ability to obtain and maintain grants and other incentives, including tax holidays or otherwise, (xxvi) risks related to the integration of the businesses of SYKES, Qelp and Clearlink and (xxvii) other risk factors listed from time to time in SYKES’ registration statements and reports as filed with the Securities and Exchange Commission. All forward-looking statements included in this press release are made as of the date hereof, and SYKES undertakes no obligation to update any such forward-looking statements, whether as a result of new information, future events, or otherwise.

For additional information contact:

Subhaash Kumar

Sykes Enterprises, Incorporated

(813) 233-7143

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